Exhibit 10.5

FIRST AMENDMENT TO AGENCY AGREEMENT

THIS FIRST AMENDMENT TO AGENCY AGREEMENT (this “Amendment”) is made as of November 11, 2008, by and among Indeck Maine Energy, LLC (“Indeck Maine”), Ridgewood Providence Power Partners, L.P. (“RPPP”), Ridgewood Rhode Island Generation, LLC (“RRIG”), Linwood 0708 LLC (“Linwood” and together with RPPP, RRIG “Sellers”) and Ridgewood Power Management, LLC ( “RPM”), as Sellers’ duly authorized agent for the purpose of administering Sellers’ rights and obligations under the Agreement (as defined in Section 1(b) below). This Amendment is also acknowledged by Ridgewood Electric Power Trust III, Ridgewood Electric Power Trust IV, Ridgewood Electric Power Trust V and Ridgewood Power B Fund/Providence Expansion (collectively, the “Acknowledging Entities”). Indeck Maine, Sellers and RPM are referred to herein individually as a “Party” and collectively, as the “Parties,” and the Acknowledging Entities are not “Parties.”

RECITALS

WHEREAS, the Parties are all of the parties to that certain Agency Agreement, dated as of August 19, 2008, (the “Agency Agreement”) that was executed and delivered in connection with the execution and delivery of that certain Purchase and Sale Agreement, dated August 19, 2008, as amended (the “Purchase Agreement”), by and among the parties thereto.

WHEREAS, the parties to the Purchase Agreement have agreed to certain amendments to the Purchase Agreement pursuant to a First Amendment to Purchase and Sale Agreement, dated as of the date hereof, which amendment requires in part corresponding amendments to other documents, including the Agency Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. The recitals to the Agency Agreement are amended as follows:

(a) The second recital is amended to add the words “as amended” immediately prior to the words “(the “Purchase and Sale Agreement”).”

(b) The third recital is amended to read in its entirety as follows:

“WHEREAS, under that certain Assignment, Assumption, Release and Amendment to the Agreement dated as of July 31, 2008 (the “Amendment”), Indeck Maine agreed to assign its respective rights and obligations under the Previously Effective Agreement to Linwood and Linwood agreed to assume such rights and obligations as of the Effective Date (as defined in Section 1 below) (the Previously Effective Agreement, as amended by the Amendment and as further amended or modified from time to time, is referred to herein as the “Agreement”);”

(c) The fifth recital is amended to add the words “, as amended” immediately prior to the words “(the “Backup Agreement”).”

2. Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Agency Agreement. Upon execution hereof, each reference in the Agency Agreement to “this Agreement,” “hereby,” “herein,” “hereof” or words of similar import referring to the Agency Agreement shall mean and refer to the Agency Agreement as amended by this Amendment.

3. Except as specifically amended hereby, all terms and provisions contained in the Agency Agreement shall remain unchanged and in full force and effect. The Agency Agreement, as amended by this Amendment, constitutes the entire understanding of the Parties regarding the subject matter thereof and cannot be modified except by written agreement of the Parties.

4. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

5. This Amendment is governed by and construed in accordance with the laws of the State of New York without giving effect to conflict of law principles.
[Signature Page Follows]

[Signature Page to First Amendment to Agency Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective for all purposes as of the date first above written.

LINWOOD 0708 LLC
INDECK MAINE ENERGY, LLC

By:	Ridgewood Renewable Power LLC, its Manager

By:	/s/ Randall D. Holmes	By:	/s/ Randall D. Holmes
	Name: Randall D. Holmes		Name: Randall D. Holmes
	Title: President and Chief Executive Officer		Title: President and Chief Executive Officer

RIDGEWOOD RHODE ISLAND GENERATION, LLC
RIDGEWOOD PROVIDENCE POWER PARTNERS, L.P.

By:	Ridgewood Management Corporation, its Manager	By:	Ridgewood Providence Power Corporation, its General Partner

By:	/s/ Randall D. Holmes	By:	/s/ Randall D. Holmes
	Name: Randall D. Holmes		Name: Randall D. Holmes
	Title: President and Chief Executive Officer		Title: President and Chief Executive Officer

RIDGEWOOD POWER MANAGEMENT LLC

By:	Ridgewood Management Corporation, its Manager

By:	/s/ Randall D. Holmes
Name: Randall D. Holmes
Title: President and Chief Executive Officer

Acknowledged by each party below as of the date first written above:

RIDGEWOOD ELECTRIC POWER TRUST IV		RIDGEWOOD ELECTRIC POWER TRUST III

By:	Ridgewood Renewable Power LLC, its Managing Shareholder	By:	Ridgewood Renewable Power LLC, its Managing Shareholder

By:	/s/ Randall D. Holmes	By:	/s/ Randall D. Holmes
	Name: Randall D. Holmes		Name: Randall D. Holmes
	Title: President and Chief Executive Officer		Title: President and Chief Executive Officer

RIDGEWOOD POWER B FUND/PROVIDENCE EXPANSION		RIDGEWOOD ELECTRIC POWER TRUST V

By:	Ridgewood Renewable Power LLC, its Managing Shareholder	By:	Ridgewood Renewable Power LLC, its Managing Shareholder

By:	/s/ Randall D. Holmes	By:	/s/ Randall D. Holmes
	Name: Randall D. Holmes		Name: Randall D. Holmes
	Title: President and Chief Executive Officer		Title: President and Chief Executive Officer

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